UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEUDLE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CME GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following information was distributed to CME Group shareholders on or after March 28, 2019:

---- Message from SPECIMEN <id@ProxyVote.com> on Mon, 25 Mar 2019 12:48:06 +0000 ----

To:	“Krause, Dominique x57356” <Dominique.Krause@broadridge.com> #CMEGR19# CME GROUP INC. Annual Meeting
Subject:	%P19601_0_0123456789012345_0000001%

You received this email because our records show that (1) you are an employee of CME GROUP INC. with shares of Class A common stock resulting from CME Group’s Equity Program and who has regular access to the company’s e-mail in the ordinary course of performing your duties and are expected to log-on to e-mail routinely to receive communications, or (2) you have expressly consented to receive CME GROUP INC. communications and vote by proxy via the internet. You may have given this consent during a prior vote at ProxyVote.com.

Important Notice Regarding the Availability of Proxy Materials

CME GROUP INC. Annual Meeting of Shareholders

MEETING DATE: May 8, 2019

RECORD DATE: March 11, 2019

CUSIP NUMBER: 12572Q105

CONTROL NUMBER: 0123456789012345

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of CLASS A common stock of CME GROUP INC. for the upcoming Annual Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE BY INTERNET BY 10:59 P.M. Central Time on May 7, 2019.

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You can enter your voting instructions and view the shareholder material at the internet site below. If your browser supports secure transactions, you will automatically be directed to a secure site.

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Internet voting is accepted until 10:59 p.m. (CT) on May 7, 2019.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 10:59 p.m. Central Time on May 7, 2019.

The relevant supporting documentation can be found at the following internet site(s):

Proxy Statement

http://materials.proxyvote.com/12572Q

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10-K Report

http://materials.proxyvote.com/12572Q

If you are an employee and were enrolled for electronic delivery by CME GROUP INC. and still wish to receive hard copies of these materials, you may choose one of the following methods to make your request:

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---- Message from SPECIMEN <id@ProxyVote.com> on Wed, 20 Mar 2019 15:56:16 +0000 ----

To:	“Berkowitz, Rebecca x56976” <Rebecca.Berkowitz@broadridge.com> #CME19CLA# CME GROUP INC. Annual Meeting
Subject:	%P19601_0_0123456789012345_0000001%

You received this email because our records show that you have expressly consented to receive CME GROUP INC. communications and vote by proxy via the internet. You may have given this consent during a prior vote at ProxyVote.com.

PLEASE NOTE: If you own multiple classes of B shares, you will receive separate emails to vote for each class.

Important Notice Regarding the Availability of Proxy Materials

CME GROUP INC. Annual Meeting of Shareholders

MEETING DATE: May 8, 2019

RECORD DATE: March 11, 2019

SHARES: 123,456,789,012.000000

CONTROL NUMBER: 0123456789012345

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of CLASS B-1 common stock of CME GROUP INC. for the upcoming Annual Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE BY INTERNET BY 10:59 P.M. Central Time on May 7, 2019.

VOTE BY INTERNET—https://www.proxyvote.com/00123456789012345

You can enter your voting instructions and view the shareholder material at the internet site below. If your browser supports secure transactions, you will automatically be directed to a secure site.

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Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and your four digit PIN:

–	If you are a shareholder who consented to receive proxy materials electronically, your PIN is the four-digit number you selected at the time of your enrollment.

–	If you have forgotten your PIN number, please follow the instructions on https://www.proxyvote.com/00123456789012345

Internet voting is accepted until 10:59 p.m. (CT) on May 7, 2019.

To view the documents below, you may need Adobe Acrobat Reader. To download the Adobe Reader, click on the URL address below:

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The relevant supporting documentation can be found at the following internet site(s):

Proxy Statement

http://materials.proxyvote.com/12572Q

custom/inter

10-K Report

http://materials.proxyvote.com/12572Q

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to https://www.InvestorDelivery.com. You will need the enrollment number below and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to https://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:

M012345678901

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies, which must be borne by the stockholder.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this e-mail with any comments or questions about ProxyVote.com. (Include the original text and subject line of this message for identification purposes).

AOL users: Please highlight the entire message before clicking the reply button.

---- Message from SPECIMEN <id@ProxyVote.com> on Wed, 20 Mar 2019 15:57:08 +0000 ----

To:	“Berkowitz, Rebecca x56976” <Rebecca.Berkowitz@broadridge.com> #CME19CLB# CME GROUP INC. Annual Meeting
Subject:	%P19601_0_0123456789012345_0000001%

You received this email because our records show that you have expressly consented to receive CME GROUP INC. communications and vote by proxy via the internet. You may have given this consent during a prior vote at ProxyVote.com.

PLEASE NOTE: If you own multiple classes of B shares, you will receive separate emails to vote for each class.

Important Notice Regarding the Availability of Proxy Materials

CME GROUP INC. Annual Meeting of Shareholders

MEETING DATE: May 8, 2019

RECORD DATE: March 11, 2019

SHARES: 123,456,789,012.000000

CONTROL NUMBER: 0123456789012345

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of CLASS B-2 common stock of CME GROUP INC. for the upcoming Annual Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE BY INTERNET BY 10:59

P.M. Central Time on May 7, 2019.

VOTE BY INTERNET—https://www.proxyvote.com/00123456789012345

You can enter your voting instructions and view the shareholder material at the internet site below. If your browser supports secure transactions, you will automatically be directed to a secure site.

https://www.proxyvote.com/00123456789012345

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and your four digit PIN:

–	If you are a shareholder who consented to receive proxy materials electronically, your PIN is the four-digit number you selected at the time of your enrollment.

–	If you have forgotten your PIN number, please follow the instructions on https://www.proxyvote.com/00123456789012345

Internet voting is accepted until 10:59 p.m. (CT) on May 7, 2019.

To view the documents below, you may need Adobe Acrobat Reader. To download the Adobe Reader, click on the URL address below:

http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentation can be found at the following internet site(s):

Proxy Statement

http://materials.proxyvote.com/12572Q

custom/inter

10-K Report

http://materials.proxyvote.com/12572Q

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to https://www.InvestorDelivery.com. You will need the enrollment number below and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to https://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:

M012345678901

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies, which must be borne by the stockholder.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this e-mail with any comments or questions about ProxyVote.com. (Include the original text and subject line of this message for identification purposes).

AOL users: Please highlight the entire message before clicking the reply button.

---- Message from SPECIMEN <id@ProxyVote.com> on Wed, 20 Mar 2019 15:58:38 +0000 ----

To:	“Berkowitz, Rebecca x56976” <Rebecca.Berkowitz@broadridge.com> #CME19CLC# CME GROUP INC. Annual Meeting
Subject:	%P19601_0_0123456789012345_0000001%

You received this email because our records show that you have expressly consented to receive CME GROUP INC. communications and vote by proxy via the internet. You may have given this consent during a prior vote at ProxyVote.com.

PLEASE NOTE: If you own multiple classes of B shares, you will receive separate emails to vote for each class.

Important Notice Regarding the Availability of Proxy Materials

CME GROUP INC. Annual Meeting of Shareholders

MEETING DATE: May 8, 2019

RECORD DATE: March 11, 2019

SHARES: 123,456,789,012.000000

CONTROL NUMBER: 0123456789012345

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of CLASS B-3 common stock of CME GROUP INC. for the upcoming Annual Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE BY INTERNET BY 10:59 P.M. Central Time on May 7, 2019.

VOTE BY INTERNET—https://www.proxyvote.com/00123456789012345

You can enter your voting instructions and view the shareholder material at the internet site below. If your browser supports secure transactions, you will automatically be directed to a secure site.

https://www.proxyvote.com/00123456789012345

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and your four digit PIN:

–	If you are a shareholder who consented to receive proxy materials electronically, your PIN is the four-digit number you selected at the time of your enrollment.

–	If you have forgotten your PIN number, please follow the instructions on https://www.proxyvote.com/00123456789012345

Internet voting is accepted until 10:59 p.m. (CT) on May 7, 2019.

To view the documents below, you may need Adobe Acrobat Reader. To download the Adobe Reader, click on the URL address below:

http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentation can be found at the following internet site(s):

Proxy Statement

http://materials.proxyvote.com/12572Q

custom/inter

10-K Report

http://materials.proxyvote.com/12572Q

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to https://www.InvestorDelivery.com. You will need the enrollment number below and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to https://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:

M012345678901

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies, which must be borne by the stockholder.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this e-mail with any comments or questions about ProxyVote.com. (Include the original text and subject line of this message for identification purposes).

AOL users: Please highlight the entire message before clicking the reply button.

---- Message from SPECIMEN <id@ProxyVote.com> on Wed, 20 Mar 2019 16:00:49 +0000 ----

To:	“Berkowitz, Rebecca x56976” <Rebecca.Berkowitz@broadridge.com> #CME19CLD# CME GROUP INC. Annual Meeting
Subject:	%P19601_0_0123456789012345_0000001%

You received this email because our records show that you have expressly consented to receive CME GROUP INC. communications and vote by proxy via the internet. You may have given this consent during a prior vote at ProxyVote.com.

PLEASE NOTE: If you own multiple classes of B shares, you will receive separate emails to vote for each class.

Important Notice Regarding the Availability of Proxy Materials

CME GROUP INC. Annual Meeting of Shareholders

MEETING DATE: May 8, 2019

RECORD DATE: March 11, 2019

SHARES: 123,456,789,012.000000

CONTROL NUMBER: 0123456789012345

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of CLASS B-4 common stock of CME GROUP INC. for the upcoming Annual Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE BY INTERNET BY 10:59 P.M. Central Time on May 7, 2019.

VOTE BY INTERNET—https://www.proxyvote.com/00123456789012345

You can enter your voting instructions and view the shareholder material at the internet site below. If your browser supports secure transactions, you will automatically be directed to a secure site.

https://www.proxyvote.com/00123456789012345

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and your four digit PIN:

–	If you are a shareholder who consented to receive proxy materials electronically, your PIN is the four-digit number you selected at the time of your enrollment.

–	If you have forgotten your PIN number, please follow the instructions on https://www.proxyvote.com/00123456789012345

Internet voting is accepted until 10:59 p.m. (CT) on May 7, 2019.

To view the documents below, you may need Adobe Acrobat Reader. To download the Adobe Reader, click on the URL address below:

http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentation can be found at the following internet site(s):

Proxy Statement

http://materials.proxyvote.com/12572Q

custom/inter

10-K Report

http://materials.proxyvote.com/12572Q

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to https://www.InvestorDelivery.com. You will need the enrollment number below and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to https://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:

M012345678901

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies, which must be borne by the stockholder.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this e-mail with any comments or questions about ProxyVote.com. (Include the original text and subject line of this message for identification purposes).

AOL users: Please highlight the entire message before clicking the reply button.

141 W. Jackson Blvd. | Suite 1404	Telephone: 312.604.6114
Chicago, Illinois 60604	Fax: 312.604.6118

Dear Fellow Class B-2 Shareholder:

Once again, I seek your support and vote for the election to the Board of Directors of CME Group Inc.

I have had the privileged opportunity to serve as your elected Class B-2 Board member for the past sixteen years on the CME Group Board of Directors. The past few years have been challenging with the start of a recovery in the credit markets, regulatory and legislative issues, and excessive government regulations.

As we enter a new year, many of the global economic problems are still working their way through the system. As we go forward, I feel that we are well positioned to be the product of choice for institutions, speculators, funds, and investors. Our diverse product mix will allow CME Group to lead the way as the economy recovers.

Now is not the time to rest on our past laurels. It is the time for us to take stock of what we have accomplished and build from there. We need to address the following issues:

•

Principal Trading Groups (PTG} - We need to continue to promote our ability to grow organically. PTGs accounted for a significant amount of the exchange’s liquidity the past few years, but more growth is still needed.

•

Hedge and Mutual Funds - We need to continue to market to hedge and mutual funds emphasizing our transparency and central counterparty clearing to restore confidence in the financial markets to their clients.

•	Global Positioning - Through our strategic partnerships around the world we are in a strong position to take advantage of a new wave of customers and international products.

•

Legislative Issues - More than ever, it is important to tell our story to Congress. I have served as Vice-Chairman of the CME PAC and have hosted many of the Congressional visits through the past years. The transaction tax, position limits, allegations of speculators causing volatility and the threat to losing 60/40 tax treatment will be more pressing than ever before.

During my service on the Board, I always attempted to be open-minded, logical, rational, and above all fair. My previous terms on the Board and many various committees have given me the experience and leadership qualities required for the position. I pledge to you my time, dedication, and commitment to serving CME Group. I will continue to live in the city during the week for the term of the directorship. This will make me accessible to you, the shareholder, at any time of the day or night. I can be reached by phone at 312-604-6114 or cell at 312-714-5907.

Sincerely,

David J. Wescott (COT)

*    *    *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 8, 2019. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.